AmeriCann

INNOVATION FOR THE NEXT GREAT INDUSTRY

CORPORATE OVERVIEW

BENZINGA CANNABIS CAPITAL CONFERENCE

JANUARY 2019

AMERICANN.CO | INFO@AMERICANN.CO | (303) 862-9000 | STOCK SYMBOL: ACAN

FORWARD LOOKING STATEMENTS

This presentation has been prepared by the company and includes information from other sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. This presentation may contain summaries of the terms of certain documents and agreements, but reference is made to the actual documents and agreements for the complete information contained herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice.

This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements." These statements, estimates and projections reflect various assumptions made by the company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales of assets, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the company's control.

The company is in the development stage and to date has generated limited revenue. In the future the company may not be profitable and the securities offered by the company may, ultimately, have little value. At the present time, there is a limited market for the Company's common stock or any other securities of the Company. Please refer to our SEC filings at www.sec.gov for more complete information regarding the company and risks pertaining to an investment in the company's securities.

This presentation does not constitute an offer to sell or solicitation of an offer to buy any security.

ABOUT AMERICANN, INC.

PUBLICLY TRADED COMPANY | OTCQB: ACAN | FULLY REPORTING | AUDITED | OFFICES IN BOSTON & DENVER

RAPIDLY GROWING INDUSTRY

Many national experts forecast that cannabis will grow more rapidly than any other industry over next several years.

Industry forecasts for 2022 exceed **$31 BILLION** per year.

AGRICULTURAL TECHNOLOGY

Our Ag-Tech systems reduce the costs of cultivation by over 60% and harnesses the power of the sun to decrease our carbon footprint.

PRODUCT MANUFACTURING

AmeriCann Brand's CPG business model builds brands and addresses major problems in the cannabis supply chain.

This positions the Company to pursue national and global opportunities.

MANAGEMENT TEAM

The Company's management team has an impressive track record of success with both private and publicly traded companies.

AmeriCann's team has diverse experience from inside and outside the cannabis industry.

CURRENT REGULATED STATES


No Specific Laws
Legal for Medical Use
Considering Legislation
Legal for Adult Consumption

* Future years are projections only based on industry expert analysis. Actual results may vary.

GROWTH OF THE CANNABIS INDUSTRY

33 STATES have approved medical cannabis regulations for its residents

OVER 64% OF US POPULATION live in states with medical cannabis regulations

10 STATES AND D.C. have passed recreational legislation measures

MORE STATES continue to review adopting medical cannabis regulations

90+%
US Voters support Medical Marijuana

64%
US Voters support Adult Use

INDUSTRY GROWTH

ESTIMATED NATIONAL CANNABIS SALES*


$50 Billion
$40 Billion
$30 Billion
$20 Billion
$10 Billion
$5.4 BILLION
2015
$20.6 BILLION
2020
$54 BILLION
SALES (BILLIONS)
1.3
2.7
5.4
6.7
9.7
13
17
20.6
2013
2014
2015
2016
2017
2018
2019
2020

* Future years are projections only based on industry expert analysis. Actual results may vary.

*Source: Arcview Market Research.



AMERICANN'S AG-TECH

AmeriCann has developed a **PROPRIETARY CULTIVATION SYSTEM** called Cannopy

CANNOPY INCORPORATES BEST PRACTICES from traditional horticulture, lean manufacturing and cannabis cultivation

CANNOPY REDUCES LABOR, decrease costs of production and protects plants from infestations, microbial contamination

THE SYSTEM INCLUDES AUTOMATION, digital environmental controls and integrated pest management

HARNESSING NATURAL SUNLIGHT produces healthy, full-spectrum cannabis plants not achievable with indoor growing

SUSTAINABLITY
WHY GREENHOUSE?

Greenhouses use
25%
FEWER
light bulbs than indoor

Lower carbon footprint

Overall utility bills are
75%
LESS
in green house for comparable warehouse

Warehouse construction costs an estimated $300 per sq. ft to build VS.
$125
PER SQ. FT
to build ultra efficient Greenhouses

AMERICANN'S CPG BUSINESS

PRODUCT DEVELOPMENT

SOLANNA
HEALING WITHIN


SOLANNA
allevia
SOLANNA
serena
SOLANNA
lunera
SOLANNA
high potency relief
SOLANNA
soothe & smooth
SOLANNA
relaxing balm

AmeriCann BRANDS

EXTRACTION

Company will provide extraction and product manufacturing support to our projects, as well as to other licensed cannabis farmers throughout regulated markets.

MANUFACTURING

Company will produce consumer packaged goods (CPG) including:

- cannabis beverages
- vaporizer products
- edible products
- non-edible products
- concentrates

CASE STUDY: MASSACHUSETTS MARKET

MEDICAL MARIJUANA: Approved | *November 2012*

ADULT-USE: Approved | *November 2016*


2
Recreational Dispensaries sold
$9.3 MILLION
in first 4 weeks of sales

13 **RECREATIONAL LICENSES ISSUED**

LEGAL MARIJUANA *could be a*

$1.1B

industry in Mass. by 2020"

Boston Globe

CHALLENGING LOCAL APPROVAL PROCESS

POTENTIAL RECREATIONAL CUSTOMERS

900K - 1.1M

THE PROBLEM

MASSACHUSETTS DOES NOT HAVE ENOUGH CULTIVATION INFRASTRUCTURE TO SUPPORT MARKET DEMAND



SQUARE FEET (M)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2019
2020
2021
2022
2023
TOTAL CULTIVATION REQUIRED
OTHER PLANNED PROJECTS
MASSACHUSETTS MEDICAL CANNABIS CENTER

IMPACT OF LIMITED INFRASTRUCTURE

- High Prices
  $6,400 - $7,800/lb retail;
  $3,200 - $4,000 per/lb wholesale
- Limited Selection For Patients & Consumers
- Limited Quantities For High Need Patients
- Limited Stock For Dispensaries
- Unmet Market Potential

THE SOLUTION



Massachusetts Medical Cannabis Center

1 MILLION

square feet of ready and approved cultivation and processing infrastructure

- Site Plan Approval
- Host Community Agreement
- Zoned for Medical and Recreational
- Traffic Impact & Access Study
- Civil Engineering Assessment
- Architectural Schematic Design
- Environmental Phase 1 Report
- Geotechnical Report
- Title Report
- ALTA Survey


BUILDING ONE
30,000 Sq.Ft.
Under Construction
Massachusetts Medical
Cannabis Center

BUILDING 1

100% Leased to licensed vertically-integrated business

- 15 year lease
- % of Gross Receipts + Base Rent
- Tenant's Dispensary 20 minutes away
- 7,500 Lbs. of Annual Production
- 400,000 Units of Infused Product



BUILDING ONE

30,000 Sq.Ft.

3% of Total Project

PROJECT FINANCIAL DETAILS

7,500 LBS
@ $4,500/LB

= **$30,000,000**

425,000 UNITS
@ $25/UNIT

= **$8,500,000**

15% OF REVENUE

= **$5,775,000**

ANNUALLY.

TOTAL PROJECT COST

= **$7,500,000**

PAYBACK IN 1.3 YEARS.

* Future Revenue projections only based on industry expert analysis. Actual results may vary.

345,000 SQ. FT.

Final Planning



Massachusetts Medical Cannabis Center

BUILDING 2

100,000 sq.ft. of Manufacturing, Administration, Support and Transportation (MAST)

245,000 sq.ft. of AmeriCann's Cannopy Greenhouse

- 40,178 Sq. Ft. of extraction and product manufacturing space
- Two Tier-11 Cultivation Units (100,000 sq. ft. canopy)

135,648 SQ. FT.

Final Planning


RKB
zero campanelli drive, braintree, ma 02184
www.rkbarch.com
GRAPHIC SCALE
UNIT 'C'
CENTRALIZED PROCESSING
& CPG MANUFACTURING
MAST = 40,176 SF

BUILDING 2

Phase One

67,824 sq.ft. of Manufacturing, Administration, Support and Transportation (MAST)

50,568 sq.ft. of AmeriCann's Cannopy Greenhouse

- 19,110 LBS of Annual Production
- 1,632,000 Units of Infused Products

Massachusetts Medical Cannabis Center

BUILDING TWO

135,648 Sq.Ft.

14% of Total Project



PROJECT FINANCIAL DETAILS

19,110 LBS @ $3,200/LB	**1,632,000 UNITS** @ $12/UNIT
= **$61,152,000**	= **$19,584,000**

TOTAL REVENUE	**TOTAL PROJECT COST**
= **$80,736,000**	= **$21,500,000***
ANNUALLY.	***FINAL DESIGN IN PROGRESS**

* Future Revenue projections only based on industry expert analysis. Actual results may vary.

INVESTMENT HIGHLIGHTS

MARKET DRIVERS & OPPORTUNITY

Increased momentum towards the end of cannabis prohibition

Highly fragmented industry with national leaders beginning to emerge

PEOPLE & RELATIONSHIPS

Early industry leader with experienced management & advisors

Forefront of movement

Active cannabis industry participant on state and national level

BUSINESS MODEL

Multi-market strategy with national expansion potential

Ongoing development in Massachusetts

Expansion plans into key target markets

SCALABLE

Ability to replicate brands, technology and innovations developed at MMCC to new markets as a multi-state licensed operator

33 states legalized for medical

10 States and Wash

THE PEOPLE

THE AMERICANN MANAGEMENT TEAM HAS A PROVEN TRACK RECORD OF SUCCESS FOR REAL ESTATE DEVELOPMENT, STARTUP PUBLIC COMPANY AND CAPITAL MARKETS EXPERIENCE AND SUCCESS

Insiders have invested over **$5 MILLION** in equity & debt to date



TIM KEOGH

PRESIDENT & CEO

Mr. Keogh is recognized as one of the leading experts in the medical cannabis industry. He initially served as an advocate for cannabis patients. From this experience he leveraged his 17+ years of commercial real estate development experience to bring elevated standards to the designing, permitting, construction and approvals for medical cannabis properties. Mr. Keogh received a BS in business administration from Mount St. Mary's University.



BEN BARTON

FOUNDER & CEO

Mr. Barton has been the managing director of Strategic Capital Partners, a private equity firm since 2006. As an entrepreneur, he co-founded SRC Energy (SRCI), a startup that has grown to over a billion-dollar energy company traded on the New York Stock Exchange. Mr. Barton has been instrumental in raising over $800 million in equity and debt financing for emerging companies over the past decade. He earned an MBA in finance from UCLA.

STOCK SYMBOL (OTCQB)

ACAN

OTCQB

The OTCQB® Venture Market is for early-stage and developing U.S. and international companies. Companies must be current in their reporting and undergo an annual verification and management certification process.

SHARES OUTSTANDING

22.71M

SHARE PRICE 1/14/2019

$2.07

MARKET CAP @ $2.07

≈$47M

AVG. DAILY VOLUME

63,000



AmeriCann
STOCK SNAPSHOT

AmeriCann

CORPORATE INFORMATION



OTCQB: ACAN

If have questions about AmeriCann please contact Tim Keogh, CEO, at (303) 862-9000, email timk@americann.co or visit www.americann.co

INVESTOR RELATIONS
Hayden IR
New York, NY
917.658.7878

AUDITOR
Malone Bailey LLP
Houston, TX

ATTORNEYS
Hart & Hart, LLC
Denver, CO
CannaLaw Group
Seattle, WA / Chicago, IL

CORPORATE OFFICE
1550 Wewatta St,
Denver, CO 80202
303.862.9000

TRANSFER AGENT
Island Stock Transfer
Clearwater, FL

EAST COAST OFFICE
One Boston Place,
Suite 2600
Boston, MA 02108

“

THE OPPORTUNITY OF A LIFETIME

NEEDS TO BE SEIZED DURING

THE LIFETIME OF THE OPPORTUNITY


AmeriCann
INNOVATION FOR THE NEXT GREAT INDUSTRY
AMERICANN.CO | INFO@AMERICANN.CO | (303) 862-9000 | STOCK SYMBOL: ACAN